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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use in this registration statement of our reports included or incorporated by reference herein and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN & CO.


Atlanta, Georgia
March 3, 1994